                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 19, 1998

                                MERCK & CO., Inc.
             (Exact name of Registrant as specified in its charter)

                                   New Jersey
                 (State or other jurisdiction of incorporation)

           1-3305                                       22-1109110
  (Commission File Number)                  (I.R.S Employer Identification No.)

         One Merck Drive, PO Box 100, Whitehouse Station, NJ   08889-0100
               (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code  (908)423-1000

Item 5.  Other Events

Incorporated by reference is a press release issued by the Registrant on June 19, 1998, attached as Exhibit 99, concerning the Registrant's announcement that it has signed a definitive agreement with Astra AB under which their 50-50 joint venture, Astra Merck, Inc., will be restructured.


Item 7. Financial Statements and Exhibits

   (c)  Exhibits

   Exhibit 99        Press release issued                   Filed with
                     June 19, 1998                          this document


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         MERCK & CO., Inc.




Date:  June 24, 1998                     By: /s/ Nancy V. Van Allen
                                             ----------------------
                                             NANCY V. VAN ALLEN
                                             Assistant Secretary

                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
 99               Press release issued June 19, 1998